AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")
SEPARATE ACCOUNT D
SELECT RESERVESM
FLEXIBLE PAYMENT VARIABLE AND FIXED INDIVIDUAL DEFERRED ANNUITY
CONTRACTS
SUPPLEMENT DATED JANUARY 30, 2001
TO
PROFILE, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 3, 2000
AS SUPPLEMENTED MAY 25, 2000, AUGUST 2, 2000,
SEPTEMBER 12, 2000, NOVEMBER 8, 2000 AND DECEMBER 1, 2000

The Board of Trustees ("Trustees") of the Mercury HW Variable Trust ("Trust") have decided to close the Mercury Low Duration VIP Portfolio and the Mercury HW Large Cap Value VIP Portfolio (collectively, the "Portfolios"), effective January 30, 2001. The Trustees are considering what additional actions to take, which include a liquidation of the Portfolios and/or a recommendation to AGL that AGL conduct a substitution of another portfolio or portfolios for the Portfolios. The effective date of any action taken is expected to be no earlier than May 1, 2001, and is subject to the receipt of any necessary regulatory approvals. In anticipation of this closing, as of the date of this Supplement, you will no longer be able to direct purchase payments or transfers into the Mercury Low Duration VIP Division and/or the Mercury HW Large Cap Value VIP Division.

To prepare for the liquidation and/or substitution of the Portfolios, the Trustees have informed AGL that the managers of the Portfolios are in the process of selling portfolio securities. This will increase the portion of the Portfolios' assets held in cash and similar investments in order to meet expenses and redemption requests. As a result, the Portfolios' normal exposure to stock and bond investments will be reduced or eliminated prior to the liquidation and/or substitution date.

We will advise you of the Trustees' decision regarding additional actions. Should you have any questions, you may contact our Annuity Administration Department at 1-800-813-5065.